UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21860

Wegener Investment Trust

(Exact name of registrant as specified in charter)

5575 Vincent Gate Terrace, #1248

Alexandria, VA 22312

 (Address of principal executive offices)

(Zip code)

Steven M. Wegener

5575 Vincent Gate Terrace, #1248

Alexandria, VA 22312

 (Name and address of agent for service)

With copies to:

JoAnn M. Strasser

Thompson Hine LLP

312 Walnut Street, 14th floor

Cincinatti, Ohio 45202

Registrant's telephone number, including area code: (703) 282-9380

Date of fiscal year end: June 30

Date of reporting period: June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

WEGENER ADAPTIVE GROWTH FUND

A SERIES OF THE WEGENER INVESTMENT TRUST

June 30, 2010

Dear Fellow Shareholders,

Since the inception of the Wegener Adaptive Growth Fund on 9/13/2006 through 6/30/2010 the Fund’s annualized return was 7.86%. In that same time period the S&P 500’s annualized return was –4.21% and the Russell 2000’s annualized return was –3.31%.  Through the year ended on 6/30/2010 the Fund’s return was 7.29%, the S&P 500’s return was 14.43%, and the Russell 2000’s return was 21.48%.

The maximum decline in the since inception period was 21.45% for the Fund, -50.95% for the S&P 500, and –52.89% for the Russell 2000.  The current level of decline from the since inception peak is –11.37% for the Fund, -29.23% for the S&P 500, and –24.77% for the Russell 1000. The maximum decline and current level of decline for the year ended on 6/30/2010 are both –11.37% for the Fund, -12.80% for the S&P 500, and –14.75% for the Russell 2000.

Recent Performance

In the fiscal year ended 6/30/2010 the Fund lagged its benchmarks, while only modestly limiting the decline from the April 2010 monthly peak.

The Fund’s overall return was hurt due in part to the Fund not having any market exposure during the beginning of the period when the market was increasing. The Fund’s return was also reduced and the decline from the recent peak increased by not being able to fully eliminate market exposure before the market declined, having an Intermediate Trend “whipsaw” near the end of the period, and poor stock selection near the end of the period.

The impact of these on the Fund’s return was somewhat offset by maintaining market exposure during a generally rising market. The impact on the Fund’s return and the extent of the decline were also somewhat offset by reducing market exposure near the April 2010 peak.

In periods where the results aren’t as representative as what we would expect on average it can help to step back and include other periods to see if a more accurate picture develops. We believe this can be done with the Fund’s recent performance in the past year by looking at returns from the 2007 to 2009 bear market bottom of February 2009 using monthly data.

Recent Performance in Perspective

From the February 2009 month end low to the end of June 2010 the Fund returned 39.79%, the S&P 500 returned 44.28%, and the Russell 2000 returned 59.70%. Annualized these number are 28.56%, 31.64%, and 42.06% respectively.

On a full cycle basis from the February 2009 low the S&P 500’s 31.64% annualized return is much greater than can be expected from that level longer term.  If you assumed 6% annualized growth in the value of the S&P 500 and a return to the February 2009 low valuation level at the end of June 2010 the S&P 500 would have had to fall 22.92%. The number for the Russell 2000 is 31.02%.

These declines would turn the cumulative hypothetical full cycle return numbers for the S&P 500 and the Russell 2000 into 11.21% and 10.27% for the June 2010 period. The Fund could rise or fall during that time, but assuming the Fund held constant at a 39.79% return, the relative performance would be +25.60% versus the S&P 500 and +26.89% versus the Russell 2000. In addition, assuming the current decline from the monthly data peak in April 2010 would stay the same for the Fund at –11.37%, the S&P 500 decline would increase from  -12.80% to –32.79% and the Russell 2000’s decline would increase from –14.75% to –41.19%.

The return to the valuation level of February 2009 may take less than a year, or it may take 30 years. Regardless, by definition those relative return numbers will hold as long as the Fund can grow in line with the actual long term growth in the value of the market plus the value at the bottom of whatever dividends the market provides over that period. To the extent that this full cycle completes quickly then the risk reduction the Fund could provide would still be in line with what was experienced during the 2007-2009 bear market.  To the extent the market advances further at a rate equal to or above the long term growth rate in its fair value the potential for a large decline to the February 2009 valuation level will exist and the potential for the Fund to reduce risk will remain as well.

So while the Fund’s 7.29% return the past year has lagged, we believe that the Fund has maintained its relative performance advantage since the February 2009 lows. Maintaining that relative advantage ultimately is going to decide how well it does over the full cycle from February 2009 to the return to those valuation levels.  Since that period would encompass the past year, doing well of that full cycle would mean that the past year didn’t prevent a strong full cycle return.

While we aren’t happy about the poor relative returns or the recent decline from the Fund’s peak over the recent period, they aren’t out of line with what is required to do well longer term in terms of return or risk.

Most Complete Full Cycle So Far (inception until April 2010)

While the previous section is hypothetical, stepping back further we can compare those hypothetical scenarios with what the Fund experienced during its most complete full cycle since inception.

The most balanced full cycle would have the complete range of market environments and it would start and end at the same valuation level, producing a market return similar to what an investor might expect longer term from the market. This reduces the chance that an investor did well just by being conservative or just by being aggressive.

In the past we have used our expected return of –0.60% annualized for the S&P 500 since the inception of the Fund over 7 years as a secondary benchmark until the market experienced enough varied market environments for the Fund to take advantage of. While we have experienced a wide range of market environments now, the market hasn’t returned to those valuation levels. So we are going to continue our analysis using the secondary benchmark.

At the end of April 2010 the S&P 500 had an annualized return since the inception of the Fund of –0.72%, which was in line with our long term expected return. This period also essentially had an increase, a decrease, and an increase in the market that allowed for a wide range of market environments.

Given its duration of almost the complete time the Fund has been in existence, it is the most complete full cycle so far. This means it probably gives the most balanced picture of the market’s return and the Fund’s return to be used to evaluate performance.

Over the period using monthly data the Fund returned cumulatively 50.36%, the S&P 500 returned –2.64%, and the Russell 2000 returned 3.18%. The annualized numbers are 11.89% for the Fund, –0.72% for the S&P 500, and 0.88% for the Russell 2000.

The maximum decline in the period was 21.45% for the Fund, -50.95% for the S&P 500, and –52.89% for the Russell 2000.  The level of decline at the end of the period from the peak was 0.00% for the Fund, -18.84% for the S&P 500, and –11.75% for the Russell 2000.

The Fund’s relative return and absolute return numbers were helped by having a full market cycle that had a large decline and required the market to have large rallies, but on an absolute return basis this was somewhat offset by the poor performance of the market during the period overall.

Thank you for your continued trust in us,

Sincerely,

Steven Wegener

Wegener, LLC

WEGENER ADAPTIVE GROWTH FUND

PERFORMANCE ILLUSTRATION

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIOD ENDED JUNE 30, 2010 (Unaudited)

	1 Year	3 Year	Since Inception (9/13/2006)
Wegener Adaptive Growth Fund	7.29%	5.99%	7.86%
S&P 500 Index	14.43%	(9.79)%	(4.21)%
Russell 2000 Index	21.48%	(8.59)%	(3.31)%

Wegener Adaptive Growth Fund ($13,327)
S&P 500 Index ($8,490)
Russell 2000 Index ($8,796)
16,000
15,000
14,000
13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
9/13/2006
10/31/2006
12/31/2006
2/28/2007
4/30/2007
6/30/2007
8/31/2007
10/31/2007
12/31/2007
2/29/2008
4/30/2008
6/30/2008
8/31/2008
10/31/2008
12/31/2008
2/28/2009
4/30/2009
6/30/2009
8/31/2009
10/31/2009
12/31/2009
2/28/2010
4/30/2010
6/30/2010

This chart assumes an initial investment of $10,000 made on 9/13/2006 (commencement of operations).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 595-4077.

WEGENER ADAPTIVE GROWTH FUND

Portfolio Illustration

June 30, 2010 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments excluding options, short term investments and cash equivalents.

	Wegener Adaptive Growth Fund
	Schedule of Investments
	June 30, 2010

Shares		Value

COMMON STOCKS - 89.10%

Accident & Health Insurance - 0.08%
120	Reinsurance Group of America, Inc.	$ 5,485

Air Transportation, Scheduled - 1.94%
13,890	Pinnacle Airlines Corp.*	75,562
6,200	US Airways Group, Inc.*	53,382
		128,944
Aircraft Parts & Auxiliary Equipment - 1.28%
1,800	M & F Worldwide Corp.*	48,780
1,900	Spirit Aerosystems Holdings, Inc.*	36,214
		84,994
Apparel & Other Finished Prods of Fabrics & Similar Material - 0.18%
4,034	Ever-Glory International Group, Inc. *	12,102

Biological Products - 1.94%
11,780	China Biologic Products Inc.*	129,462

Bituminous Coal & Lignite Mining - 2.24%
600	Cloud Peak Energy Inc.*	7,956
2,750	BHP Billiton PLC	141,460
		149,416
Broadwoven Fabric Mills, Man Made Fiber and Silk - 0.98%
1,720	Hallwood Group, Inc.*	65,463

Chemicals & Allied Products - 0.43%
1,000	Innospec Inc.*	9,380
1,050	Olin Corp.	18,994
		28,374
Computer Equipment - 1.92%
800	Black Box Corp.	22,312
3,200	Lexmark International Inc. *	105,696
		128,008
Computer Storage Devices - 2.76%
2,600	Western Digital Corp.*	78,416
7,300	Xyratex Ltd.*	103,295
		181,711
Drilling Oil & Gas Wells - 0.43%
1,300	Rowan Companies, Inc. *	28,522

Electric Services - 0.12%
1,300	Edenor S.A. *	8,268

Engines & Turbines - 0.46%
2,000	China Yuchai International Ltd.	30,820

Fabricated Rubber Products, NEC - 0.46%
2,371	CTI Industries Corp.	16,004
1,903	Omnova Solutions*	14,862
		30,866
Fire, Marine & Casualty Insurance - 2.49%
7,100	Amtrust Financial Services, Inc.	85,484
2,400	Homeowners Choice, Inc. *	14,016
2,600	Unitrin, Inc.	66,560
		166,060
Food & Kindred Products - 1.17%
22,772	American Lorain Corp. *	64,672
500	Unilever Plc. (United Kingdom) ADR	13,365
		78,037
General Building Contractors-Residential Buildings - 1.64%
45,900	Xinyuan Real Estate Co., Ltd.*	109,242

Guided Missiles & Space Vehicles & Parts - 0.04%
2,200	Twin Disk, Inc.*	2,728

Hospital & Medical Service Plans - 1.48%
100	Amerigroup Corp. *	3,248
150	Cigna Corp.	4,659
6,300	Universal American Corp. *	90,720
		98,627
Household Furniture - 0.20%
1,200	Flexsteel Industries Inc.	13,200

Jewelry, Precious Metal - 0.25%
2,400	FUQI International, Inc. (China) *	16,320

Life Insurance - 1.84%
11,900	American Equity Investment Life Holding Co.	122,808

Meat Packing Plants - 0.26%
1,500	Zhongpin, Inc. (China) *	17,640

Medicinal Chemicals & Botanical Products - 0.48%
1,631	Cyanotech Corp.*	3,099
700	Nutraceutical International Corp. *	10,682
490	Usana Health Sciences, Inc. *	17,900
		31,681
Metal Mining - 2.62%
4,000	Rio Tinto Plc. (United Kingdom) ADR	174,400

Mining, Quarrying of Nonmetallic Metals (No Fuels) - 0.39%
2,000	China-Biotics, Inc. (China) *	26,020

Miscellaneous Food Preparation - 0.94%
15,200	China Marine Food Group Ltd.*	62,928

Motor Vehicle Parts & Accessories - 1.03%
2,500	TRW Automotive Holdings Corp. *	68,925

Motor Vehicles & Passanger Car Bodies - 0.13%
2,000	Tongxin International, Ltd. *	8,580

Motors & Generators - 0.13%
1,750	China Electric Motor, Inc.*	8,680

Newspapers: Publishing or Publishing & Printing - 1.84%
17,200	Lee Enterprises*	44,204
21,600	McClatchy Co.*	78,624
		122,828
Oil & Gas Field Machinery & Equipment - 0.63%
950	Oil States International, Inc. *	37,601
2,800	WSP Holdings Ltd. (China) ADR*	4,592
		42,193
Ophthalmic Goods - 0.38%
3,150	Shamir Optical Industry Ltd. (Israel) *	25,168

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 1.76%
600	Span America Medical Systems, Inc.	10,488
20,309	Winner Medical Group, Inc. (China) *	106,825
		117,313
Perfumes, Cosmetics & Other Toilet Preperations - 0.57%
6,951	CCA Industries Inc.	37,743

Personal Credit Institutions - 1.83%
10,950	Advance America, Cash Advance Centers, Inc.	45,224
2,000	World Acceptance Corp.*	76,620
		121,844
Petroleum Refining - 2.19%
17,582	China Integrated Energy, Inc.*	145,931

Pharmaceutical Preparations - 10.50%
3,600	China Sky One Medical, Inc.*	40,464
7,300	Endo Pharmaceuticals Holdings, Inc. *	159,286
2,750	Hi Tech Pharmacal Co Inc.*	63,003
6,900	Impax Laboratories Inc.*	131,514
5,500	Pharmaceutical Resources Inc.*	142,780
41,121	Sciclone Pharmaceuticals Inc.*	109,382
19,250	Tianyin Pharmaceutical Co., Inc. (China)	53,130
		699,559
Plastics Foam Products - 1.08%
7,800	UFP Technologies, Inc. *	71,604

Poultry Processing - 0.76%
1,000	Sanderson Farms Inc.	50,740

Real Estate Investment Trust - 1.30%
3,240	American Capital Agency Corp.	85,601
300	Chimera Investment Corp.	1,083
		86,684
Retail-Auto Dealers & Gasoline - 1.25%
3,100	Autochina International Ltd.*	83,576

Retail-Eating Places - 0.39%
205	Cracker Barrel Old Country Store, Inc.	9,545
2,500	Flanigans Enterprises Inc.*	16,500
		26,045
Retail-Miscellaneous Retail - 0.36%
1,300	EZCORP Inc.*	24,115

Retail-Miscellaneous Shopping - 0.48%
118,200	IPARTY Corp.*	31,914

Security Brokers, Dealers & Flotations Companies - 0.68%
2,400	Arlington Asset Investment Corp.	45,192

Semi Conductors & Related Devices - 1.13%
1,100	Amkor Technology, Inc.*	6,061
12,337	GT Solar International, Inc.*	69,087
		75,148
Services-Advertising - 1.59%
12,100	China Mediaexpress Holdings Inc.*	106,117

Services-Business Services, NEC - 0.90%
200	Altisource Portfolio Solutions S.A. *	4,948
9,700	DJSP Enterprises*	54,999
		59,947
Services-Computer Integrated Systems Design - 0.90%
2,345	Synnex Corp. *	60,079

Services-Engineering Services - 0.55%
1,141	VSE Corp.	36,307

Services-Equipment Rental & Leasing - 0.73%
2,330	AeroCentury Corp. *	48,802

Services-Management Consulting Services - 0.11%
300	Industrial Services of America, Inc.*	3,354
1,400	Mastech Holdings, Inc. *	4,298
		7,652
Services-Medical Laboratories - 0.58%
2,300	National Dentex Corp.*	38,755

Services-Offices & Clinics of Doctors of Medicine - 0.39%
5,700	Metropolitan Health Networks Inc.*	21,261
800	Prospect Medical Holdings Inc.*	4,840
		26,101
Services-Prepackaged Software 0.89%
7,600	CDC Software Corp.*	59,356

Services-Skilled Nursing Care - 0.08%
1,023	Advocat, Inc.	5,013

Services-Social Services - 0.60%
2,850	Providence Service Corp.*	39,900

Services-Specialty Outpatient - 1.58%
5,850	Hanger Orthopedic Group Inc.*	105,066

Short-Term Business Credit Insurance - 1.14%
3,950	Nelnet Inc.	76,156

Steel Works, Blast Furnaces & Rolling & Finishing Mills - 2.01%
20,900	China Gerui Advanced Material Ltd.*	108,262
12,950	Sutor Technology Group Ltd.*	25,771
		134,033
Surgical & Medical Instruments & Apparatus - 0.77%
27,111	PRO-DEX INC.*	51,240

Water Supply - 1.48%
14,700	Cascal N.V. (United Kingdom)	98,490

Wholesale-Computer & Peripheral Equipment & Software - 0.87%
3,800	Ingram Micro, Inc.*	57,722

Wholesale-Drugs, Proprietaries - 1.99%
3,000	Amerisourcebergen Corp.	95,250
630	Cardinal Health Inc.	21,174
240	McKesson Corp.	16,118
		132,542
Wholesale-Electrical Apparatus - 2.60%
6,800	Bell Microproducts, Inc.*	47,464
4,451	Richardson Electronics Ltd.	40,059
4,500	Tessco Technologies, Inc.	75,150
4,100	Universal Power Group Inc.*	10,414
		173,087
Wholesale-Farm Product Raw Materials - 1.24%
4,000	Alliance One International, Inc.*	14,240
1,000	Andersons Inc Avg	32,590
900	Universal Corp.	35,712
		82,542
Wholesale-Groceries & Related - 1.28%
11,960	Schiff Nutritional Intl, Inc.	85,155

Wholesale-Groceries, General Line - 1.12%
500	Amcon Distributing Co.	28,375
1,690	Core-Mark Holding Company, Inc.*	46,306
		74,681
Wholesale-Industrial Machinery - 0.19%
1,950	CE Franklin Ltd. (Canada) *	12,539

Wholesale-Medical, Dental & Hospital Equipment & Supplies - 0.19%
250	MWI Veterinary Supply, Inc. *	12,565

Wholesale-Metals, Minerals (No Petroleum) - 2.88%
33,450	China Armco Metals, Inc.*	97,005
12,898	Puda Coal, Inc. (China) *	94,542
		191,547
Wholesale-Petroleum & Petroleum Products - 1.40%
3,600	World Fuel Services Corp.	93,384

TOTAL FOR COMMON STOCKS (Cost $6,420,421) - 85.50%		5,694,686

LIMITED PARTNERSHIPS - 4.09%
1,450	Global Partners L.P.	32,611
9,100	Penn Virginia GP Holdings, L.P.	165,802
1,030	Sunoco Logistics Partners L.P.	74,160

TOTAL FOR LIMITED PARTNERSHIPS (Cost $259,919) - 4.09%		272,573

PUT OPTIONS - 7.44%

Underlying Security
Expiration Date/Exercise Price

Shares Subject
to Put
	Russell 2000 Index
6,400	September 2010 Put @ $630	332,160

	Russell 2000 Index
1,700	September 2010 Put @ $640	96,900

	S&P 500 Index
1000	September 2010 Put @ $1,050	66,800

	Total (Premiums Paid $373,192) - 7.44%	495,860

SHORT TERM INVESTMENTS - 6.56%
436,371	Fidelity Money Market Portfolio Class Select 0.20% ** (Cost $436,371)	436,371

TOTAL FOR SHORT-TERM INVESTMENTS (Cost $436,371) - 6.56%		436,371

TOTAL INVESTMENTS (Cost $7,489,903) - 103.59%		6,899,490

LIABILITIES IN EXCESS OF OTHER ASSETS - (3.59)%		(238,798)

NET ASSETS - 100.00%		$ 6,660,692

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at June 30, 2010.
ADR - American Depositary Receipt
The accompanying notes are an integral part of these financial statements.

Wegener Adaptive Growth Fund
Written Options
June 30, 2010

CALL OPTIONS WRITTEN

Shares Subject	Underlying Security
to Call	Expiration Date/Exercise Price	Value

	Russell 2000 Index
6,400	September 2010 Call @ $630.00	$ 194,560

	Russell 2000 Index
1,700	September 2010 Call @ $640.00	44,030

	S&P 500 Index
1,000	September 2010 Call @ $1,050.00	43,900

	Total (Premiums Received $459,286)	$ 282,490

The accompanying notes are an integral part of these financial statements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

          Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

          Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available,representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of June 30, 2010 in valuing the Fund’s investments carried at value:

	Investments in Securities	Level 1	Level 2	Level 3	Total
	Valuation Inputs of Assets
	Common Stocks	$ 5,694,686	$ -	$ -	$ 5,694,686
	Limited Partnerships	272,573	-	-	272,573
	Put Options	495,860	-	-	495,860
	Short-Term Investments:
	Fidelity Money Market Portfolio Class Select	436,371	-	-	436,371
		$ 6,899,490	$ -	$ -	$ 6,899,490

		Level 1	Level 2	Level 3	Total
	Valuation Inputs of Liabilities
	Call Options	$ 282,490	$ -	$ -	$ 282,490
		$ 282,490	$ -	$ -	$ 282,490

The accompanying notes are an integral part of these financial statements.

Wegener Adaptive Growth Fund
Statement of Assets and Liabilities
June 30, 2010

Assets:
Investments in Securities, at Value (Cost $7,489,903)	$ 6,899,490
Receivables:
Fund Shares Sold	52,100
Dividends and Interest	7,055
Receivable for Securities Sold	73,952
Prepaid Expenses	21,456
Total Assets	7,054,053

Liabilities:
Call Options Written at Fair Market Value (premiums received $459,286)	282,490
Fund Shares Redeemed	3,568
Due to Advisor	16,197
Payable for Securities Purchased	74,447
Other Accrued Expenses	16,659
Total Liabilities	393,361

Net Assets	$ 6,660,692

Net Assets Consist of:
Paid In Capital	$ 7,302,303
Accumulated Realized Loss on Investments	(227,995)
Unrealized Depreciation in Value of Investments	(413,616)
Net Assets, for 783,453 Shares Outstanding	$ 6,660,692

Net Asset Value Per Share	$ 8.50

Minimum Redemption Price Per Share *	$ 8.37

The accompanying notes are an integral part of these financial statements.

* The fund will charge a 1.50% redemption fee on shares redeemed within 180 days of purchase.

Wegener Adaptive Growth Fund
Statement of Operations
For the year ended June 30, 2010

Investment Income:
Dividends (net of foreign tax withheld of $709)	$ 42,932
Interest	365
Total Investment Income	43,297

Expenses:
Advisory Fees (Note 3)	33,868
Legal Fees	18,527
Audit Fees	15,503
Transfer Agent Fees	10,941
Custody Fees	7,764
Trustee Fees	2,761
Registration Fees	10,147
Insurance Fees	642
Miscellaneous Fees	5,259
Total Expenses	105,412
Fees Waived and Reimbursed by the Advisor	(51,494)
Net Expenses	53,918

Net Investment Loss	(10,621)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	153,088
Realized Loss on Options	(252,126)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(769,274)
Options	360,912
Realized and Unrealized Loss on Investments	(507,400)

Net Decrease in Net Assets Resulting from Operations	$ (518,021)

The accompanying notes are an integral part of these financial statements.

Wegener Adaptive Growth Fund
Statements of Changes in Net Assets

	Years Ended
	6/30/2010	6/30/2009
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ (10,621)	$ 11,660
Net Realized Gain (Loss) on Investments and Options	(99,038)	89,155
Unrealized Depreciation on Investments and Options	(408,362)	(65,642)
Net Increase (Decrease) in Net Assets Resulting from Operations	(518,021)	35,173

Distributions to Shareholders:
Net Investment Income	(14,032)	(1,621)
Realized Gains	-	(259,431)
Total Distributions Paid to Shareholders	(14,032)	(261,052)

Capital Share Transactions	6,158,020	268,052

Total Increase in Net Assets	5,625,967	42,173

Net Assets:
Beginning of Period	1,034,725	992,552

End of Period (Including Undistributed Net Investment Income of $0 and
$10,039, respectively)	$ 6,660,692	$ 1,034,725

The accompanying notes are an integral part of these financial statements.

Wegener Adaptive Growth Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

				Period *
	Years Ended			Ended
	6/30/2010	6/30/2009	6/30/2008	6/30/2007

Net Asset Value, at Beginning of Period	$ 8.00	$ 11.36	$ 11.19	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) **	(0.04)	0.11	(0.02)	(0.02)
Net Gain on Securities (Realized and Unrealized)	0.63	(0.49)	0.81	1.21
Total from Investment Operations	0.59	(0.38)	0.79	1.19

Distributions:
Net Investment Income	(0.09)	(0.02)	-	-
Realized Gains	-	(2.96)	(0.62)	-
Total from Distributions	(0.09)	(2.98)	(0.62)	-

Net Asset Value, at End of Period	$ 8.50	$ 8.00	$ 11.36	$ 11.19

Total Return ***	7.29%	3.36%	7.40%	11.90%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 6,661	$ 1,034	$ 993	$ 885
Before Waivers
Ratio of Expenses to Average Net Assets ****	3.87%	4.86%	6.00%	6.48%
Ratio of Net Investment Income (Loss) to Average Net Assets ****	(2.28)%	(1.55)%	(4.22)%	(4.72)%
After Waivers
Ratio of Expenses to Average Net Assets ****	1.99%	1.99%	1.99%	1.99%
Ratio of Net Investment Income (Loss) to Average Net Assets ****	(0.39)%	1.34%	(0.21)%	(0.24)%
Portfolio Turnover	76.60%	124.70%	95.86%	81.91%

* For the period September 13, 2006 (commencement of investment operations) through June 30, 2007.
** Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
*** Assumes reinvestment of dividends. Not annualized for periods of less than one year.
**** Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

WEGENER ADAPTIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2010

Note 1. Organization

The Wegener Adaptive Growth Fund (the “Fund”), is a diversified series of the Wegener Investment Trust (the “Trust”), an open-end registered investment company that was organized as an Ohio business trust on January 23, 2006. The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series. The Fund is currently the only series authorized by the Trustees. The Fund’s investment objective is long-term capital appreciation while attempting to protect capital during negative market conditions using hedging strategies. The Fund’s principal investment strategy is to invest in a portfolio of common stocks that the Fund’s investment manager, Wegener, LLC (the “Advisor”), believes has superior prospects for appreciation.  The Fund commenced operations September 13, 2006.

Note 2. Summary of Significant Accounting Policies

Financial Accounting Standards Board Launches Accounting Standards Codification - The Financial Accounting Standards Board (“FASB”)  has issued FASB ASC 105 (formerly FASB Statement No. 168), The “FASB Accounting Standards Codification™” and the Hierarchy of Generally Accepted Accounting Principles (“GAAP”) (“ASC 105”). ASC 105 established the FASB Accounting Standards Codification™ (“Codification” or “ASC”) as the single source of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become non-authoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.  GAAP is not intended to be changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund has implemented the Codification as of December 31, 2009.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation- Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, when restricted or illiquid securities are being valued, or if an event occurs after the close of trading on the domestic or foreign exchange or market in which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, such securities are valued as determined in good faith by the Advisor in conformity with guidelines adopted by and subject to review of the Board of Trustees. The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.  No securities were Fair Valued as of June 30, 2010.

Repurchase Agreements- In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines; realization of the collateral by the Fund may be delayed or limited.

Financial Futures Contracts- The Fund invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Share Valuation- The price (net asset value) of the shares of the Fund is normally determined as of 4:00 p.m., Eastern time on each day the Fund is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Security Transaction Timing- Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends are provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Redemption Fee – To discourage short-term trades by investors, the Funds will impose a redemption fee of 1.50% of the total redemption amount (calculated at market value) if shares are redeemed within six months of purchase.  There were $11,090 in redemption fees collected for the Fund during the year ended June 30, 2010.

Short Sales- The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Option Writing- When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Income Taxes- The Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.

In addition, GAAP requires management of the Fund to analyze all open tax years, fiscal years 2008-2010, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the period ended June 30, 2010, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders- The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.  See Note 8.

Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Subsequent Events - Management has evaluated the impact of all subsequent events through August 10, 2010, the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

Reclassifications - As of June 30, 2010, the Fund recorded permanent book/tax differences of $14,614 from net investment loss to paid-in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Note 3. Investment Management Agreement

The Fund has a management agreement (the “Management Agreement”) with the Advisor to furnish investment advisory and management services to the Fund. The Fund will pay the Advisor a monthly fee based on the Fund’s average daily net assets at the annual rate of 1.25%.

The Advisor has contractually agreed to waive fees and/or reimburse the expenses but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; indirect costs of investing in other funds; and extraordinary expenses) at 1.99% of its average daily net assets through October 31, 2010. Advisory fee waivers and expense reimbursements by the Advisor are subject to repayment by the Fund for a period of three years after such fees and expenses are incurred provided that the repayments do not cause the ordinary expenses to exceed 1.99% per annum. For the year ended June 30, 2010, the Advisor earned advisory fees of $33,868, of which all were waived.   The Advisor reimbursed the Fund $51,494 for the year ended June 30, 2010.  As of June 30, 2010, the Fund owed the Advisor $16,197.

The Advisor will be entitled to reimbursement of fees waived or reimbursed by the Advisor to the Fund.  Fees including the waiver, or expenses reimbursed during a given fiscal year may be paid to the Advisor during the following three fiscal year periods to the extent that payment of such expenses does not cause the Fund to exceed the expense limitation.  As of June 30, 2010, the unreimbursed amounts paid or waived by the Advisor on behalf of the Fund are $113,577.  As of June 30, 2010, amounts subject to future recoupment are as follows:

Fiscal Year Ended	Recoverable Through	Amount
June 30, 2008	June 30, 2011	$ 36,962
June 30, 2009	June 30, 2012	$ 25,121
June 30, 2010	June 30, 2013	$ 51,494

Note 4. Related Party Transactions

Steven M. Wegener is the control person of the Advisor and also serves as a Trustee and Officer of the Trust.  Mr. Wegener receives benefits from the Advisor resulting from management fees paid to the Advisor by the Fund.

Note 5. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares of separate series.  Paid in capital at June 30, 2010 was $7,302,303 representing 783,453 shares outstanding.

Transactions in capital stock were as follows:

	Year Ended June 30, 2010		Year Ended June 30, 2009
	Shares	Amount	Shares	Amount
Shares sold	745,762	$6,977,902	909	$7,000
Shares reinvested	1,533	14,032	40,981	261,052
Shares redeemed	(93,108)	(833,914)	-	-
Net Increase	654,187	$6,158,020	41,890	$268,052

Note 6. Options

Transactions in written call options during the year ended June 30, 2010 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at June 30, 2009	18	$ 49,818
Options written	196	965,560
Options exercised	-	-
Options expired	-	-
Options terminated in closing purchase transaction	(123)	(556,092)
Options outstanding at June 30, 2010	91	$ 459,286

Transactions in purchased options during the year ended June 30, 2010 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at June 30, 2009	18	$ 57,706
Options purchased	196	855,646
Options exercised	-	-
Options expired	-	-
Options terminated in closing sale transaction	(123)	(540,160)
Options outstanding at June 30, 2010	91	$ 373,192

The Fund adopted ASC 815, “Disclosures about Derivative Instruments and Hedging Activities”, effective July 1, 2009.

The location on the statement of assets and liabilities of the Fund’s derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

  Liability

Derivatives

Call options written                                ($282,490)

Realized and unrealized gains and losses on derivatives contracts entered into during the fiscal year ended June 30, 2010 by the Fund are recorded in the following locations in the Statement of Operations:

                                                                                   Realized

Unrealized

Location

Gain/(Loss)

Location

Gain/(Loss)

Call options                       Realized Gain

    Change in Unrealized

  Written                        (Loss) on Options

($252,126)            Appreciation/(Depreciation)       $360,912

                               Written

                                      on Options Written

The selling of written call options may tend to reduce the volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options may also limit the Fund’s gain on the underlying securities.  Written call options expose the Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

Note 7. Investment Transactions

For the year ended June 30, 2010, purchases and sales of investment securities other than U.S. Government obligations, short-term investments and options aggregated $7,495,771 and $1,971,430, respectively.  Purchases and sales of options aggregated $1,505,345 and $1,347,201, respectively.

Note 8. Tax Matters

As of June 30, 2010, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities for the Fund were as follows:

Undistributed ordinary income

          $       29,569

Undistributed long term gain                                                                                            $       44,090

Gross unrealized appreciation on investment securities

          $     560,589

Gross unrealized depreciation on investment securities

               (974,205)

Net unrealized appreciation on investment securities

          $   (413,616)

Cost of investment securities, including Short Term investments and call options **    $  7,030,617

**The difference, if any, between book and tax cost represents disallowed wash sales for tax purposes.

On December 29, 2009 the Wegener Adaptive Growth Fund paid a net investment income gain of $0.0896 per share, for a total distribution of $14,032.

The tax character of the distributions paid for the year ended June 30, 2010 were as follows:

Distributions paid from:
Ordinary income	$14,032
Long term capital gain	-
$14,032

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Note 9. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of June 30, 2010, Charles Schwab & Company, Inc., in ominous accounts, in aggregate, owned approximately 30.08% of the Fund and may be deemed to control the Fund.  As of June 30, 2010, National Financial Service LLC, in omnibus accounts, in aggregate, owned approximately 45.78% of the Fund and may be deemed to control the Fund.

Note 10. New Accounting Pronouncement.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”.  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Certain disclosures required by ASU No. 2010-06 are effective for interim and annual periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact ASU 2010-06 will have on the Funds’ financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

   of Wegener Adaptive Growth Fund,

   a Series of the Wegener Investment Trust

We have audited the accompanying statement of assets and liabilities of Wegener Adaptive Growth Fund, (the "Fund"), a series of the Wegener Investment Trust (the “Trust”), including the schedule of investments, as of June 30, 2010 and the related statements of operations for the year then ended, changes in net assets for the two years then ended and the financial highlights for the three years then ended and for the period September 13, 2006 (commencement of investment operations) through June 30, 2007.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities and cash owned as of June 30, 2010, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wegener Adaptive Growth Fund, a series of the Wegener Investment Trust, as of June 30, 2010, the results of its operations, changes in its net assets and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

August 10, 2010

Wegener Adaptive Growth Fund
Expense Illustration
June 30, 2010 (Unaudited)

Expense Example

As a shareholder of the Wegener Adaptive Growth Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 through June 30, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	January 1, 2010	June 30, 2010	January 1,2010 to June 30,2010

Actual	$1,000.00	$935.09	$9.55
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,014.93	$9.94

* Expenses are equal to the Fund's annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

WEGENER ADAPTIVE GROWTH FUND

TRUSTEES AND OFFICERS

JUNE 30, 2010 (UNAUDITED)

TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  Each Trustee serves as a Trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Name, Address and Age	Position, Length of Time Served with the Trust, and Term of Office	Principal Occupations and Current Directorships During Past 5 Years
Michael E. Kitces 922 Jaysmith Street Great Falls, VA 22066 33	Trustee since 2006, Indefinite	Director of Financial Planning, Pinnacle Advisory Group, Inc. (since 2002)
Mark D. Pankin 1018 North Cleveland Street Arlington, VA 22201 65	Trustee since 2006, Indefinite	Owner/Principal of MDP Associates LLC, an investment advisory firm (since 1994)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name, Address, and Age	Position, Length of Time Served with the Trust, and Term of Office	Principal Occupations and Current Directorships During Past 5 Years
Steven M. Wegener[1] 5575 Vincent Gate Terrace, #1248 Alexandria, VA 22312 33	Trustee, since 2006, indefinite; Treasurer, President and Chief Compliance Officer since 2006, One Year	President, Wegener, LLC (2003-present)
Niloufar Marandiz[1] 5575 Vincent Gate Terrace, #1248 Alexandria, VA 22312 35	Secretary since 2006, One Year	Business Systems Analyst, CACI (2010-present), Project Manager, Vivakos, a division of Innovatech as of 3/2008 (2007-2010). Engineer, Mantaro Networks (2005-2006), Engineer, Isocore (2004-2005)

1 Steven Michael Wegener is considered an "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Advisor.  Steve Wegener and Niloufar Marandiz are spouses.

The Fund's Statement of Additional Information ("SAI") includes additional information about the Trustees and is available, without charge, upon request.  You may call toll-free (800) 595-4077 to request a copy of the SAI or to make shareholder inquiries.

WEGENER ADAPTIVE GROWTH FUND

ADDITIONAL INFORMATION

JUNE 30, 2010 (UNAUDITED)

Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on September 30 and March 31. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (800) 595-4077.

Proxy Voting Guidelines

The Fund’s Advisor is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge by calling 1-800-595-4077.  It is also included in the Fund’s State of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30th will be available without charge, upon request, by calling our toll free number 1-800-595-4077.

Approval of Management Agreement

The Board then turned its attention to a consideration of the renewal of the management agreement between the Trust and Wegener, LLC (the “Adviser”) on behalf of the Wegener Adaptive Growth Fund (the “Fund”).  The Trustees reviewed a memorandum describing their duties when considering renewal of the Management Agreement.  The Board then reviewed a copy of the Management Agreement and discussed its terms.  The factors considered by the Board of Trustees included: (i) the Adviser’s business and the qualifications of its personnel, (ii) the nature, extent and quality of the services provided by the Adviser to the Fund, (iii) the investment performance of the Adviser, (iv) the costs of the services to be provided and the profits to be realized by the Adviser, (v) the extent to which economies of scale will be realized as the Fund grows, and (vi) whether the fee levels reflect these economies of scales to the benefit of shareholders.

As to the nature, extent, and quality of the services provided by the Adviser, the Board considered the Adviser’s investment strategies and execution of those strategies.  The Trustees reviewed the Adviser’s ADV Parts I and II, which describes the operations and policies of the Adviser.  The Trustees also reviewed a report from the Adviser, in which the Adviser addressed a series of questions prepared by the Trust’s legal counsel, the responses to which provided information relevant to their deliberations (the “Report”).  The Report included information regarding, among other things, the personnel of the Adviser and the Adviser’s compliance activities.  The Adviser certified to the Board that it had complied with the Trust’s Code of Ethics.  The Adviser noted that there had been no SEC inspections or litigation and no changes in personnel.   The Board discussed the compliance activities of the Trust’s CCO.  Based on the information in the Report and their discussions with Mr. Wegener, the Trustees concluded the Adviser had provided high quality services to the Fund, and that the nature and extent of the services provided by the Adviser were reasonable and consistent with the Board’s expectations.

As to the Fund’s performance, the Board reviewed information in the Report regarding the Fund’s one year, and since inception returns.  The Adviser also presented comparison performance information on the S&P 500 Index, the Fund’s benchmark, as well as comparisons to the Russell 2000 Index and a peer group of other long-short funds with similar investment objectives and strategies to those of the Fund and of a comparable asset sizes (the “Peer Group”).  In particular, the Trustees noted that the Fund had out-performed the Hussman Strategic Growth Fund, which had a similar investment philosophy to that of the Fund.  The Trustees then discussed the performance of the Fund compared to that of each of the funds in the Peer Group and it was their consensus that the Adviser’s performance had been very good relative to the Hussman Strategic Growth Fund, which Mr. Wegener had identified as being the Fund with most similar investment objective and strategy to that of the Fund.  Mr. Wegener also noted that although the Fund’s performance relative to the benchmark indices had not been as strong, the Fund had outperformed the average returns of the Morningstar Long-Short Category for the 1 year and since inception periods.  The Trustees determined that while the benchmark indices provided helpful context in which the consider the Fund’s returns, the most relevant performance comparisons were to the returns of other long-short funds.  Following discussion, it was the consensus of the Trustees that the Adviser’s performance was satisfactory.

The Board reviewed information comparing the management fee and expense ratio of the Fund to the fees and expenses paid by funds in the Peer Group.  The Trustees noted that the Fund’s management fee of 1.25% and expense ratio of 1.99% were each well within the range for the Peer Group.  In particular, the Trustees noted that the Fund’s advisory fee was attractive compared even to some smaller peers.   Following discussion, it was the consensus of the Board that the Fund’s expense ratio and management fee were fair considering the small size of the Fund and the expertise needed to execute the Fund’s strategy.

As to the profitability of the Adviser, the Board noted that, to date, the Adviser had operated at a loss in an effort to maintain the Fund’s favorable expense ratio of 1.99%.  Thus it was the consensus of the Board that the Adviser was not excessively profitable.

As to economies of scale, it was the consensus of the Trustees that economies of scale could be realized as the Fund’s assets grow but were not relevant at this time.  With respect to the fee waiver pursuant to which the Adviser would cap certain Fund expenses at 1.99% until October 31, 2010, the Trustees noted that the Adviser appeared to have the financial wherewithal to continue the expense cap due to a line of credit and personal guaranty backing the obligation of the Adviser to reimburse expenses.  The Board then noted that the line of credit would expire in 2011 and they requested that Mr. Wegener provide assurances that the line of credit would be extended, which he agreed to do.

As to economies of scale, the Trustees noted that the Adviser had implemented a schedule for the asset levels at which certain breakpoints would be achieved.  However, the Board concluded that given the relatively low level of assets in the Fund, a discussion of economies of scale was not relevant at that time.

As a result of their deliberations, the Board determined that the overall arrangement provided under the terms of the Agreement was a reasonable business arrangement and that the approval of the Agreement was in the best interests of the Trust and the Fund’s shareholders.  The following resolution was unanimously adopted upon motion duly made and seconded by the Trustees, including the Independent Trustees:

“RESOLVED, that the Management Agreement between Wegener Investment Trust, on behalf of the Wegener Adaptive Growth Fund, and Wegener, LLC on behalf be, and it hereby is, renewed for an additional year.”

Board of Trustees

Michael E. Kitces

Mark D. Pankin

Steven M. Wegener

Investment Adviser

Wegener, LLC

5575 Vincent Gate Terrace, #1248

Alexandria, VA 22312

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank, NA

Independent Registered Public Accounting Firm

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Wegener Adaptive Growth Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

Not Applicable

Item 3. Audit Committee Financial Expert.

Not Applicable

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2010

$ 12,000

FY 2009

$ 12,000

(b)

Audit-Related Fees

Registrant

FY 2010

$ 0

FY 2009

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2010

$ 1,900

FY 2009

$ 1,900

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2010

$ 0

FY 2009

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2010

$ 1,900

FY 2009

$ 1,900

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not Applicable

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wegener Investment Trust

By /s/Steven M. Wegener

   *Steven M. Wegener

     President and Treasurer

Date August 30, 2010

* Print the name and title of each signing officer under his or her signature.